Exhibit 10.14


                                 FIRST AMENDMENT
                         TO SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


     First Amendment dated as of March 26, 2004 to Second Amended and Restated Revolving Credit Agreement (the "First Amendment"), by and among ANACOMP, INC., an Indiana corporation (the "Borrower"), FLEET NATIONAL BANK and the other lending institutions listed on Annex A to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Second Amended and Restated Revolving Credit Agreement dated as of November 21, 2003 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and Fleet National Bank as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     ss.1.Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a) The definition of "Borrowing Base Availability" is hereby amended by deleting the words "exceeds the Total Borrowing Base Outstandings" which appear in such definition and substituting in place thereof the words "exceeds the Total Outstandings".

     (b) The definition of "Consolidated EBITDA" is hereby amended by deleting such definition in its entirety and restating it as follows:


          Consolidated EBITDA. With respect to the Borrower and its Subsidiaries for any fiscal period, an amount equal to Consolidated Net Income for such period, plus to the extent deducted in the calculation of Consolidated Net Income and without duplication, (a) depreciation and amortization for such period, (b) other noncash charges for such period which are reasonably acceptable to the Agent, (c) the noncash compensation expense of the Borrower for such period relating to the Borrower issuing shares of its Capital Stock to employees in connection with an employee compensation plan, (d) solely for purposes of calculating compliance with the financial covenant set forth in ss.10.1 hereof and solely with respect to the period of March 1, 2004 through and including December 31, 2004, the restructuring charges taken during the applicable period in connection with the closing of certain of the Borrower's data centers, in an aggregate amount not to exceed $8,000,000, (e) income tax expense for such period, and (f) Consolidated Total Interest Expense paid or accrued during such period, and minus, to the extent added in computing Consolidated Net Income and without duplication, all noncash gains (including income tax benefits) for such period, all as determined in accordance with Generally Accepted Accounting Principles. For the avoidance of doubt, the restructuring charge described in subparagraph (d) of this definition shall only be added back to the calculation of the EBITDA for the sole purpose of calculating compliance with the financial covenant contained in ss.10.1 hereof, and shall not be included in any other computation of EBITDA hereunder.

     (c) The definition of "Revolving Credit Loans" is hereby amended by deleting the words "(including, without limitation, all or any portion of a Revolving Credit Loan which constitutes an Overadvance Amount)" from such definition.

     (d) Section 1.1 of the Credit Agreement is further amended by deleting the definitions of "Consolidated EBT", "Consolidated Operating Cash Flow", "Individual Overadvance Amount", "Overadvance Amount" and "Total Borrowing Base Outstandings" in their entirety.

     ss.2.Amendment to Section 2 of the Credit Agreement. Section 2 of the Credit Agreement is hereby amended as follows:

     (a) Section 2.1 of the Credit Agreement is hereby amended by deleting the comma and the words "provided, further, notwithstanding the foregoing proviso, to the extent the Borrower is requesting a Revolving Credit Loan to fund all or a portion of a Permitted Acquisition, then the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (i) the Total Commitment at such time and (ii) the Borrowing Base at such time plus the Overadvance Amount at such time" which appear at the end of the first sentence of ss.2.1.

     (b) Section 2.5(a) of the Credit Agreement is hereby amended by deleting the words "and, in addition, to the extent any Overadvance Amount is outstanding, that portion of the Revolving Credit Loans which are Base Rate Loans and which constitute an Overadvance Amount shall bear interest for the period commencing on the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of one and one half percent (1 1/2%) per annum above the Base Rate" which appear in ss.2.5(a).

     (c) Section 2.5(b) of the Credit Agreement is hereby amended by deleting the words " and, in addition, to the extent any Overadvance Amount is outstanding, that portion of the Revolving Credit Loans which are LIBOR Rate Loans and which constitute an Overadvance Amount shall bear interest for the period commencing on the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of three and one half percent (3 1/2%) per annum above the LIBOR Rate determined for such Interest Period" which appear in ss.2.5(b).

     (d) Section 2.6 of the Credit Agreement is hereby amended by deleting the comma and the words "if any and, which portion of the Revolving Credit Loan being requested constitutes an Individual Overadvance Amount (if any). To the extent the Borrower fails to identify whether all or any portion of the requested Revolving Credit Loan is to be an Individual Overadvance Amount, such requested Revolving Credit Loan shall not be considered an Individual Overadvance Amount." which appear in ss.2.6.

     ss.3.Amendment to Section 3 of the Credit Agreement. Section 3 of the Credit Agreement is hereby amended as follows:

     (a) Section 3.1 of the Credit Agreement is hereby amended by deleting the second sentence of ss.3.1 in its entirety.

     (b) Section 3.2.1 of the Credit Agreement is hereby amended by deleting the words "(or, to the extent the Borrower had previously utilized any portion of the Overadvance Amount, then the Borrowing Base at such time plus the Overadvance Amount outstanding at such time)" which appear in the first sentence of ss.3.2.1.

     (c) Section 3.2.3 of the Credit Agreement is hereby amended by deleting the words "(with the Overadvance Amount being reduced first, and after the Overadvance Amount has been reduced to $0, to the other Revolving Credit Loans)" which appear in ss.3.2.3.

     ss.4.Amendment to Section 4 of the Credit Agreement. Section 4.1.1 of the Credit Agreement is hereby amended by deleting the words "(or, to the extent the Borrower had previously utilized any portion of the Overadvance Amount, then the Borrowing Base at such time plus the Overadvance Amount outstanding at such time)" which appear at the end of the text of ss.4.1.1.

     ss.5.Amendment to Section 8 of the Credit Agreement. Section 8.9.2 of the Credit Agreement is hereby amended by deleting ss.8.9.2 in its entirety and restating it as follows:

          8.9.2. Collateral Reports. No more frequently than once during each calendar quarter, commencing with the calendar quarter ending March 31, 2004, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrower will obtain and deliver to the Agent, or, if the Agent so elects, will cooperate with the Agent in the Agent's obtaining, a report of an independent collateral auditor satisfactory to the Agent (which may be affiliated with one of the Banks) with respect to the Accounts included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts (including verification with respect to the amount, aging, identity and credit of the respective Account Debtors and the billing practices of the Borrower or its applicable Subsidiary). All such collateral value reports shall be conducted and made at the expense of the Borrower.

     ss.6.Amendment to Section 9 of the Credit Agreement. Section 9 of the Credit Agreement is hereby amended as follows:

     (a) Section 9.1(c) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" which appears in ss.9.1(c) and substituting in place thereof the amount "$2,500,000".

     (b) Section 9.1(i) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" which appears in ss.9.1(i) and substituting in place thereof the amount "$2,500,000".

     (c) Section 9.4 of the Credit Agreement is hereby amended by deleting ss.9.4 of the Credit Agreement in its entirety and restating it as follows:

          9.4. Restricted Payments. The Borrower will not make any Restricted Payments; provided, however, (a) any Subsidiary shall be permitted to make a Restricted Payment to the Borrower or any Guarantor; and (b) so long as no Default or Event of Default has occurred and is continuing, (i) the Borrower shall be permitted to repurchase shares of its Series B common stock from the holders thereof for fair market value so long as the aggregate consideration paid by the Borrower for all such repurchases does not exceed $120,000 in the aggregate and all such repurchases are consummated by not later than December 31, 2004; and (ii) in addition to the repurchase permitted by ss.9.4(b)(i) hereof, the Borrower may also request that the Banks consent to the Borrower repurchasing a portion of its issued and outstanding Capital Stock (with the Borrower agreeing to provide the Agent and the Banks a written request detailing the number of shares to be repurchased, the date of such repurchase, the aggregate amount of consideration to be paid by the Borrower in connection with such repurchase and whether the Borrower intends to retire any Capital Stock so repurchased), and the Agent hereby agrees to promptly notify the Borrower whether such consent has been granted by the Majority Banks, provided nothing contained in this ss.9.4(b)(ii) shall obligate any Bank to consent to such request.

     (d) Section 9.5.1(ix) of the Credit Agreement is hereby amended by (i) deleting the amount "$5,000,000" which appears in ss.9.5.1(ix) and substituting in place thereof the amount "$2,500,000"; and (ii) deleting the amount "$10,000,000" which appears in ss.9.5.1(ix) and substituting in place thereof the amount "$5,000,000".

     ss.7.Amendment to Section 10 of the Credit Agreement. Section 10 of the Credit Agreement is hereby amended as follows:

     (a) Section 10.1 of the Credit Agreement is hereby amended by deleting ss.10.1 in its entirety and restating it as follows:

          10.1. Mimimum EBITDA. The Borrower will not permit Consolidated EBITDA at the end of any fiscal quarter set forth in the table below to be less than the amount set forth opposite such period in such table:



                ----------------------------------------- --------------------------------------------
                Fiscal Quarter Ending                     Minimum Consolidated EBITDA
                ----------------------------------------- --------------------------------------------
                March 31, 2004                            $3,500,000
                ----------------------------------------- --------------------------------------------
                June 30, 2004                             $3,200,000
                ----------------------------------------- --------------------------------------------
                September 30, 2004                        $4,500,000
                ----------------------------------------- --------------------------------------------
                December 31, 2004 and each                $3,000,000
                fiscal quarter ending thereafter
                ----------------------------------------- --------------------------------------------


     (b) Section 10.2 of the Credit Agreement is hereby amended by deleting the amount "$7,500,000" which appears in ss.10.2 and substituting in place thereof the amount "$6,500,000".

     (c) Section 10.3 of the Credit Agreement is hereby amended by deleting ss.10.3 in its entirety and restating it as follows:

          10.3. Restructuring Charge. The Borrower will not permit the restructuring charge taken during the period of March 1, 2004 through and including December 31, 2004 in connection with the closing of certain of its data centers to exceed $8,000,000 in the aggregate, and such charge shall be taken only during the period of March 1, 2004 through and including December 31, 2004 (but not at any time thereafter).

     ss.8.Amendment to Section 12. Section 12 of the Credit Agreement is hereby amended as follows:

     (a) The first sentence of Section 12 is hereby amended by inserting immediately after the words "to make any Revolving Credit Loan" a comma and the words "and to continue and/or convert any Revolving Credit Loan in accordance with ss.2.7 hereof".

     (b) Section 12.1 of the Credit Agreement is hereby amended by inserting immediately after the words "as of the time of the making of such Revolving Credit Loan" which appear in the first sentence thereof a comma and the words ", the continuation and/or conversion of any Revolving Credit Loan in accordance with ss.2.7 hereof".

     ss.9.Amendment to Annex A. Annex A of the Credit Agreement is hereby amended by deleting Annex A in its entirety and replacing it with the Annex A attached hereto.

     ss.10. Conditions to Effectiveness. This First Amendment shall not become effective until the Agent receives the following:

     (a) a counterpart of this First Amendment, executed by the Borrower and the Banks;

     (b) payment in cash of an amendment fee of $15,000 for each Bank; and

     (c) payment in cash of an administrative fee of $10,000 for the Agent's own account.

     ss.11. Representations and Warranties. The Borrower hereby represents that, on and as of the date hereof, each of the representations and warranties made by it in ss.7 of the Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     ss.12. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     ss.13. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     ss.14. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     ss.15. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                  ANACOMP, INC.


                                  By:/s/Linster W. Fox
                                  ---------------------------------------
                                  Title:  EVP / CFO

                                  FLEET NATIONAL BANK



                                  By:/s/Greg Roux
                                  ---------------------------------------
                                  Title: Managing Director


                                  UNION BANK OF CALIFORNIA, N.A.



                                  By:/s/Douglas S. Lambell
                                  ---------------------------------------
                                  Title: Vice President/SCM

                                     Annex A
                                Banks/Commitments

--------------------------------------------------------- ------------------------- -------------------------
                                                                                           Commitment
Banks                                                            Commitment                Percentage
--------------------------------------------------------- ------------------------- -------------------------
Fleet National Bank                                            $10,000,000.00              57.142857%
100 Federal Street
Technology & Communications
Boston, Massachusetts 02110
Attention:  Gregory Roux, Managing Director
Telephone:  650-470-4180
--------------------------------------------------------- ------------------------- -------------------------


--------------------------------------------------------- ------------------------- -------------------------
Union Bank of California, N.A.                                    $7,500,000.00            42.857143%
530 B Street, 4th Floor
San Diego, California 92101
Attention:  Douglas S. Lambell, Vice President
Telephone:  619-230-3029
--------------------------------------------------------- ------------------------- -------------------------


--------------------------------------------------------- ------------------------- -------------------------
Totals                                                           $17,500,000.00               100%
--------------------------------------------------------- ------------------------- -------------------------